SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2000

Sauer-Danfoss Inc.

(Exact name of Registrant as specified in its charter)

Delaware 333-48299 36-3482074

(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation or Identification No.)

organization)

2800 East 13th Street

Ames, IA 50010

(Address of principal executive offices) (Zip code)

(515) 239-6000

(Registrant's telephone number, including area code)

Copy to:

James W. Kapp, Jr.

Spencer Fane Britt & Browne LLP

1000 Walnut, Suite 1400

Kansas City, MO 64106

(816) 292-8141

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2000, to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Previously reported in the Registrant's

Definitive Proxy Statement filed with the SEC

on March 28, 2000.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.4.

(c) Exhibits.

The exhibits to this report are listed in the

Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 14, 2000 SAUER-DANFOSS INC.

By: Kenneth D. McCuskey

-------------------------

Kenneth D. McCuskey

Vice President-Finance and

Treasurer

EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION

----------- -----------

2.1* The Stock Exchange Agreement dated January 22,

2000, by and among the Registrant, Danfoss

A/S, the Holding Company and K. Murmann

Verwaltungsgesellschaft mbH is attached as

Annex A to the Registrant's Proxy Statement

filed on March 28, 2000, and is incorporated

herein by reference.

99.1* Press Release dated April 27, 2000.

99.2* Press Release dated May 3, 2000.

99.3* Press Release dated May 3, 2000.

99.4 Pro Forma Financial Information.

* Previously filed.